UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 13, 2017

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA	01720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Second Amended and Restated 2011 Compensation and Incentive Plan

On July 13, 2017, the stockholders of SeaChange International, Inc. (“SeaChange”) approved an amendment to SeaChange’s Second Amended and Restated 2011 Compensation and Incentive Plan (as amended, the “2011 Plan”). By approving the 2011 Plan, the stockholders increased by 4,000,000 the number of shares authorized for issuance under the 2011 Plan and correspondingly increased the number of incentive stock options that may be authorized for issuance under the 2011 Plan.

For a description of the material features of the 2011 Plan, please refer to SeaChange’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting of the Stockholders held on July 13, 2017 (the “Proxy Statement”), a copy of which was filed with the Securities and Exchange Commission on May 26, 2017 (File No. 000-21393) and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    The disclosure in Item 5.07 regarding the resignation of Mr. Thomas F. Olson as a director of SeaChange, effective upon acceptance by the Board of Directors, is incorporated herein by reference.

(e)    The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Stockholders of SeaChange was held on July 13, 2017, at which the stockholders voted on the following matters:

1.	The election of two members, Thomas F. Olson and Edward Terino to SeaChange’s Board of Directors (the “Board”), each to serve for a three-year term as a Class III Director;

2.	The approval of the compensation of SeaChange’s named executive officers through an advisory vote (“Say on Pay Vote”);

3.	The approval of the frequency of the shareholder advisory vote on the compensation of SeaChange’s named executive officers through an advisory vote (“Say on Frequency Vote”);

4.	The approval of an amendment to the 2011 Plan; and

5.	The ratification of the appointment of Grant Thornton LLP, SeaChange’s independent registered public accounting firm (“Auditor Ratification”).

The final voting results as certified by the independent inspector of elections, Broadridge Financial Solutions, Inc., for each of the proposals submitted to a vote of the stockholders at the Annual Meeting are as follows:

	Votes For	Votes Against	Abstained	Broker Non-votes
Election of Thomas F. Olson	13,218,840	16,660,471	7,805	3,373,582
Election of Edward Terino:	28,033,031	1,848,735	5,350	3,373,582

	Votes For	Votes Against	Abstained	Broker Non-votes
Say on Pay Vote:	27,864,770	496,779	1,525,567	3,373,582

	1 Year	2 Years	3 Years	Abstained	Broker Non-votes
Sayon Frequency Vote:	26,112,347	15,831	2,222,635	1,536,303	3,373,582

	Votes For	Votes Against	Abstained	Broker Non-votes
Amended 2011 Plan:	26,202,006	2,164,178	1,520,932	3,373,582

	Votes For	Votes Against	Abstained
Auditor Ratification:	31,531,241	205,034	1,524,423

Mr. Olson received fewer votes “for” his election than votes “against” his election. Accordingly, in accordance with SeaChange’s Amended and Restated Corporate Governance Guidelines (the “Guidelines”), Mr. Olson tendered his resignation on July 13, 2017, with the effectiveness of such resignation being conditioned on the Board’s acceptance thereof, and the Corporate Governance and Nominating Committee and the Board are currently reviewing this resignation in accordance with the Guidelines.

Consistent with the stated preference of a majority of SeaChange’s stockholders, the Board determined that it will hold an annual advisory vote on the compensation of SeaChange’s named executive officers every year until the next required vote on the frequency of stockholder votes on compensation of named executive officers, which will occur no later than SeaChange’s annual meeting of stockholders in 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ Peter R. Faubert
Peter R. Faubert Chief Financial Officer, Senior Vice President and Treasurer

Dated: July 13, 2017